                           AMERICAN PERFORMANCE FUNDS

                                  EQUITY FUND
                             SMALL CAP EQUITY FUND

                         SUPPLEMENT DATED JUNE 29, 2000
                      TO PROSPECTUS DATED JANUARY 1, 2000

The American Performance EQUITY FUND is adopting a value-oriented investment strategy. This means that instead of focusing on both large capitalization value and growth stocks, the Equity Fund will focus exclusively on medium to large capitalization value stocks. The Equity Fund's INVESTMENT GOAL and PRINCIPAL INVESTMENT STRATEGY will not change. However, the manner in which the Equity Fund pursues this goal will change. The adoption of this strategy will be implemented gradually over the next three months. Please read the details below.

The following language replaces pages 30 and 31 of the Prospectus.

 EQUITY FUND

                       Equity Fund
                       ---------------------------------------------------------
                       INVESTMENT GOAL
                       Growth of capital and, secondarily, income by investing in U.S. common stocks.
APPLE LOGO

                       PRINCIPAL INVESTMENT STRATEGY
                       The Equity Fund seeks growth of capital and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.
                       To pursue this goal, the Fund invests primarily in equity securities of U.S. companies with weighted average market values and book-to-price ratios similar to those of stocks included in the Standard & Poor's 500/BARRA Value Index (S&P 500/BARRA Value Index). The S&P 500/BARRA Value Index includes stocks based on only one attribute -- the book-to-price ratio. However, stocks included in the S&P 500/BARRA Index and securities to be selected by the manager of the Equity Fund also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth. In addition, although the S&P 500/BARRA Value Index covers many economic sectors, it tends to have a higher concentration in the energy and financial service sectors.
                       The Fund attempts to identify stocks of undervalued companies by employing a quantitative investment approach whereby individual stocks are ranked according to various quantitative factors including relative price strength, relative value, earnings momentum, and earnings estimate revisions. Additional criteria the manager uses to select particular stocks include industry weightings, volatility, momentum, size, trading activity, growth, earnings yield, value, earnings variability, leverage, currency sensitivity, and dividend yield. Economic conditions may warrant the consideration of other factors when ranking individual stocks.

In managing the Fund's portfolio, the manager attempts to match the risk characteristics of the stocks comprising the S&P 500/BARRA Value Index. The Fund does not seek to match the performance of the S&P 500/BARRA Value Index, nor does it limit its investments to stocks in that index.

In addition to the securities described above, the Fund may invest in money market instruments, U.S. Treasury obligations, and other types of equity and debt securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In these and in other cases, the Fund may not achieve its investment goal.
THE S&P 500/BARRA
        VALUE INDEX:
CONSISTS OF THOSE
STOCKS IN THE S&P 500
INDEX WHICH EXHIBIT
"VALUE"
CHARACTERISTICS AS
MEASURED BY A STOCK'S
SINGLE
ATTRIBUTE -- ITS
BOOK-TO-PRICE RATIO.
AS OF MARCH 31, 2000,
THE S&P 500/BARRA
VALUE INDEX STATISTICS
WERE AS FOLLOWS: THE
SMALLEST COMPANY HAD A
MARKET VALUE OF $391
MILLION, THE LARGEST
COMPANY HAD A MARKET
VALUE OF $269 BILLION,
THE MEAN MARKET VALUE
WAS $15 BILLION, AND
THE WEIGHTED AVERAGE
MARKET VALUE WAS $67
BILLION.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

- INVESTMENT STYLE RISK -- Investment style risk is the possibility that returns from value stocks will trail returns from other asset classes or the overall stock market.

- MARKET RISK -- Market risk is the possibility that the Fund's investments in equity securities will decline because of drops in the stock market. Stock markets tend to move in cycles, with periods of either rising or falling prices. The value of your investment will go up or down in response to these movements.

The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks please refer to the section titled "Investment Practices and Risks."

 SMALL CAP EQUITY FUND

The American Performance Small Cap Equity Fund is constructed to exhibit investment characteristics of the stocks comprising the S&P Small Cap 600 Index. However, the Fund will not always limit its investments to stocks within the S&P Small Cap 600 Index and will hold only a representative sample of the S&P Small Cap 600 Index. This language replaces the last sentence on page 43 of the Prospectus.

As of May 31, 2000, the S&P Small Cap 600 Index statistics were as follows: the smallest company had a market value of $33 million, the largest company had a market value of $6.5 billion, the mean market value was $609 million, and the weighted average market value was $1.1 billion.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF BANK OF OKLAHOMA, N.A., ITS AFFILIATES, OR ANY BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                 AP1STICK062900